AXA PREMIER VIP TRUST

SUPPLEMENT DATED JULY 21, 2008 TO THE PROSPECTUS DATED MAY 1, 2008

This Supplement updates the above-referenced Prospectus of the AXA Premier VIP Trust (the “Trust”). You may obtain an additional copy of the Prospectus, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104. You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

The purpose of this Supplement is to provide you with information about new investment Sub-advisers for Multimanager Mid Cap Growth Portfolio, Multimanager Large Cap Growth Portfolio and Multimanager Small Cap Value Portfolio and a change in portfolio managers for the Multimanager Technology Portfolio.

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New Adviser for the Multimanager Mid Cap Growth Portfolio

Effective July 31, 2008, AXA Equitable Life Insurance Company (“AXA Equitable”), as the Investment Manager of the Trust and with the approval of the Trust’s Board of Trustees, will replace Provident Investment Counsel, Inc. (“Provident”) as a Sub-Adviser to an allocated portion of the Multimanager Mid Cap Growth Portfolio (“Mid Cap Growth Portfolio”) with Wellington Management Company, LLP (“Wellington Management”).

As one of the sub-advisers to the Mid Cap Growth Portfolio, it is anticipated that while seeking to achieve the portfolio’s investment objective of long-term capital growth in its allocated portion of the Mid Cap Growth Portfolio (“Wellington Management Allocated Portion”), Wellington Management generally will invest in common stocks of companies that Wellington Management believes will provide long-term returns in excess of the Russell Mid Cap Growth Index over a full market cycle. Based on a multi-faceted investment philosophy, Wellington Management’s approach utilizes bottom-up security selection to identify companies undergoing dynamic growth (e.g., accelerating growth or sustained high levels of growth underappreciated by the market). Wellington Management considers a very broad universe of securities in the mid cap growth market, focusing on those securities offering superior growth characteristics. The principal risks of investing in the Mid Cap Growth Portfolio are listed in the Trust Prospectus under the heading “Principal Investment Risks.” These risks are discussed in more detail under the heading “More About Investment Strategies & Risks” in the Trust Prospectus.

It is anticipated that Stephen Mortimer will be responsible for the day-to-day management of the portfolio. Mr. Mortimer is a Vice President of Wellington Management and joined Wellington Management in 2001 as an investment professional. He has more than 11 years of securities business experience.

Wellington Management is located at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a limited liability partnership whose sole business is investment management. As of June 30, 2008, Wellington Management had approximately $550 billion in assets under management.

New Adviser for the Multimanager Large Cap Growth Portfolio

Effective August 1, 2008, AXA Equitable, as the Investment Manager of the Trust and with the approval of the Trust’s Board of Trustees, will replace RCM Capital Management LLC as a Sub-adviser to an allocated portion of the Multimanager Large Cap Growth Portfolio (“Large Cap Growth Portfolio”) with Westfield Capital Management LP (“WCM”).

As one of the sub-advisers to the Large Cap Growth Portfolio, it is anticipated that while seeking to achieve the portfolio’s investment objective of long-term capital growth in its allocated portion of the Large Cap Growth Portfolio (“WCM Allocated Portion”), WCM will invest primarily in common stocks of companies that it believes are reasonably-priced with high foreseen earnings potential. WCM will typically invest in securities of approximately 35-50 companies whose market capitalization at initial purchase is each above $6 billion at the time of initial purchase. Securities below this threshold, however, may be purchased if the security falls within the capitalization range of the Russell 1000 Growth Index at the time of initial purchase. The principal risks of investing in the Large Cap Growth Portfolio are listed in the Trust Prospectus under the heading “Principal Investment Risks.” These risks are discussed in more detail under the heading “More About Investment Strategies & Risks” in the Trust Prospectus.

It is anticipated that WCM’s Investment Committee will be responsible for the day-to-day management of the WCM Allocated Portion, which consists of the five members listed below and WCM’s other security analysts. Industry sectors are divided among the committee members. The five primary members of the Investment Committee are listed below:

Arthur J. Bauernfeind	Chairman (1990-present). Mr. Bauernfeind covers macroeconomic events for the WCM Allocated Portion.

William A. Muggia	President, CEO and CIO and Partner (1994-present). Mr. Muggia covers the Healthcare and Energy sectors for the WCM Allocated Portion and is the lead member of the Investment Committee.

Ethan J. Meyers	Partner (1999-present). Mr. Meyers is responsible for covering the Financials sector and the consumer services industry of the WCM Allocated Portion.

Scott R. Emerman	Partner (2002-present). Mr. Emerman is responsible for covering the Consumer Discretionary and Consumer Staples sectors for the WCM Allocated Portion.

Matthew Strobeck	Partner (2003-Present). Mr. Strobeck is responsible for covering the Healthcare sector for the WCM Allocated Portion.

WCM is located at One Financial Center, Boston, Massachusetts 02111. WCM is a subsidiary of Boston Private Financial Holdings, Inc., a publicly traded corporation. WCM employees effectively own 40% of the firm, with the right to purchase a remaining 30% in 2010 and the final 30% in 2014. As of June 30, 2008, WCM had approximately $13.6 billion in assets under management.

New Adviser for the Multimanager Large Cap Growth Portfolio

Effective August 1, 2008, AXA Equitable Life Insurance Company (“AXA Equitable”), as the Investment Manager of the Trust and with the approval of the Trust’s Board of Trustees, will replace TCW Investment Management Company as a Sub-adviser to an allocated portion of the Multimanager Large Cap Growth Portfolio (“Large Cap Growth Portfolio”) with Goodman &. Co. NY Ltd. (“Goodman”).

As one of the sub-advisers to the Large Cap Growth Portfolio, it is anticipated that while seeking to achieve the portfolio’s investment objective of long-term capital growth in its allocated portion of the Large Cap Growth Portfolio (“Goodman Allocated Portion”), Goodman generally will invest in companies that demonstrate the strongest earnings growth relative to the overall market and company peer group. Goodman expects to invest in securities of approximately 20 to 40 companies with an emphasis on strong company fundamentals, high earnings growth and growth sustainability to maximize returns. The principal risks of investing in the Large Cap Growth Portfolio are listed in the Trust Prospectus under the heading “Principal Investment Risks.” These risks are discussed in more detail under the heading “More About Investment Strategies & Risks” in the Trust Prospectus.

It is expected that Noah Blackstein will be responsible for the day-to-day management of the portfolio. Mr. Blackstein is a Vice President of Goodman and joined Goodman in 1997 as a portfolio manager. Mr. Blackstein has more than 14 years of securities business experience, 11 of which has been with Goodman.

Goodman is located at 1 Adelaide Street East, Toronto, Ontario, Canada M5C2V9. Goodman is a wholly owned subsidiary of Dundee Wealth Management, Ltd., a Toronto Stock Exchange listed company. As of June 30, 2008, Goodman had approximately $29.6 billion in assets under management.

New Adviser for the Multimanager Small Cap Value Portfolio

Effective July 14, 2008, AXA Equitable Life Insurance Company (“AXA Equitable”), as the Investment Manager of the Trust and with the approval of the Trust’s Board of Trustees, will appoint Pacific Global Investment Management Company (“PGIMC”) as a Sub-adviser to an allocated portion of the Multimanager Small Cap Value Portfolio (“Small Cap Growth Portfolio”).

As one of the sub-advisers to the Small Cap Value Portfolio, while seeking to achieve the portfolio’s investment objective of long-term capital growth in its allocated portion of the Small Cap Value Portfolio (“PGIMC Allocated Portion”), Pacific Global will invest primarily in established small capitalization companies with strong underlying fundamentals and market capitalizations ranging from $75 million to $2 billion. PGIMC will further employ a rigorous fundamental bottom-up portfolio construction analysis that anticipates a holding period of 3 to 5 years, and a focused investment approach limiting portfolio holdings to between 30 to 45 companies. The principal risks of investing in the Small Cap Value Portfolio are listed in the Trust Prospectus under the heading “Principal Investment Risks.” These risks are discussed in more detail under the heading “More About Investment Strategies & Risks” in the Trust Prospectus.

It is anticipated that George A. Henning will be responsible for the day-to-day management of the portfolio. Mr. Henning has been a portfolio manager since founding PGIMC 17 years ago. He has more than 25 years of securities business experience.

PGIMC is located at 101 N. Brand Blvd., Suite 1950, Glendale, California 91203. Pacific Global is a privately held corporation. As of June 30, 2008, PGIMC had approximately $361 million in assets under management.

Portfolio Manager Addition to the Multimanager Technology Portfolio

Wellington Management, one of the sub-advisers to the Multimanager Technology Portfolio has added a new portfolio manager, Nicolas B. Boullet.

With respect to the Multimanager Technology Portfolio, the information in the table under the heading “Management Team – The Manager and Sub-advisers” is revised with the following information.

John F. Averill, Nicolas B. Boullet, Bruce L. Glazer, Anita M. Killian, Scott E. Simpson and Eric Stromquist are primarily responsible for day-to-day management of the allocated portion of the portfolio.

Mr. Averill, Senior Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 1994. Mr. Averill has been involved in portfolio management and securities analysis for the portfolio since 2003.

Mr. Boullet, Assistant Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 2005. Prior to joining Wellington Management in 2005, he held various positions at Ingenio, a technology start-up firm in San Francisco from 2000 to 2003

Mr. Glazer, Senior Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 1997. Mr. Glazer has been involved in portfolio management and securities analysis for the portfolio since 2003.

Ms. Killian, Senior Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 2000. Ms. Killian has been involved in portfolio management and securities analysis for the portfolio since 2003.

Mr. Simpson, Senior Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 1995. Mr. Simpson has been involved in portfolio management and securities analysis for the portfolio since 2003.

Mr. Stromquist, Senior Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 1989. Mr. Stromquist has been involved in portfolio management and securities analysis for the portfolio since 2003.